Delivering Ads to Desktop & Mobile NYSE MKT: INUV Richard Howe, CEO • Wally Ruiz, CFO

Certain statements in this presentation relating to Inuvo®, Inc. ("Inuvo") contain forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All forward-looking statements included in this presentation are based on information available to Inuvo as of the date hereof and Inuvo assume no obligation to update any forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations with respect to the strategy, markets, synergies, costs, efficiencies, and the company's plans, objectives, expectations, and intentions with respect to future operations. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Inuvo and are difficult to predict. Additional key risks are described in the filings made by Inuvo filed with the U.S. Securities and Exchange Commission. Forward-Looking Statements Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

• A scalable TTM $53m Rev, $4.8m AEBITDA, $2.1m Profit model. • With 24.2m shares outstanding & debt declining to ~$3.5m in Q1 2015. • That grew 36% YOY in Q4 2014, 33% YOY in Q1 2015 and has up to 50% mobile. • With profits since 2013, positive cash flow since 2012 and $78m in NOL’s. • Where proprietary content, ad-technology and digital marketing fuel growth. • Serving billions of ad’s monthly that deliver millions of consumers to merchants. • And long standing partnerships with Yahoo! & Google that provide ad coverage. • Trading at attractive multiples with an accomplished team that owns ~ 25%. Who is Inuvo? (NYSE MKT: INUV) An Internet Advertising Technology & Digital Publishing Business Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Significant Growth, YOY and Sequentially 33% quarterly growth year-over-year in Q1 2015 with $0.03 per diluted share in profit Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. $6.4 $6.3 $7.1 $9.3 $7.4 $5.8 $5.8 $6.7 $8.5 $7.1 $10.1 $10.9 $13.0 $15.5 $13.4 $1.3 $1.2 $1.2 $1.8 $0.7 $0.7 $0.4 $0.4 $0.7 $0.6 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Gross Profit Operating Expense Revenue AEBITDA Net Income 36% > 2013 33% > 2014

Two Segments both Growing Through a network of sites and apps that use Inuvo ad-tech and content Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. 52% 43% 56% Owned Segment Partner Segment Apps Proprietary content Business listings, Health, Careers, Finance, Travel & Living Content Advertising relationships Yahoo, Google and other Direct Advertisers Distribution & ad technology 1 million users in 26 countries • 50 million visitors monthly 2 billion ads served monthly • 5 million clicks monthly Various Verticals

Reaching Consumers Thru a network of partner sites & applications Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Delivering Ads to Partner Sites Where income is earned from clicks on delivered ads Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

SearchLinks: Native Advertising Where Search Advertisers meet Native Advertising Technology Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. SearchLinks: The Anatomy of the Ad-Unit Where the ads integrate directly into the content, contextually and tastefully

A Native Ad Service to Partners Technology Sophisticated Enough to Understand Context & Optimization Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

SearchLinks: Numerous Configurations Where income is earned from clicks on delivered ads Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Native Mobile Ad – Craigslist App Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. In App Search Ad – Workout App Content Native Ad – Mobile Web SearchLinks: Numerous Configurations Where both mobile web and mobile apps are supported

Reaching Consumers Thru a network of owned sites & applications Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

careers.alot.com health.alot.com finance.alot.com travel.alot.com living.alot.com local.alot.com A Suite of Mobile-Ready Web Sites That allow for the distribution of content and advertising Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Finance Weather Photo Editing News Entertainment Travel Health Local A Suite of Mobile-Ready Apps That allow for the distribution of content and advertising Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Expansion Through new Sites & Acquisitions Leveraging the assets of Inuvo to grow traffic and revenue from acquired sites Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Expanding Content, An Enhanced Site More to Read, Easier to Engage, and Improved Navigation Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Connected Content Editor Curated Featured Articles Prominent Social Connections Editor Curated Next Reads on Articles Inuvo Targeted Ads

Matching Consumers with Ads & Content Earning income from Inuvo-delivered ads displayed or clicked Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Matching Consumers with Ads & Content Earning income from clicks on Inuvo delivered display ads Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Native Advertising Served By Inuvo

The Alot Audience Continues to Grow Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Uni q ue V isit o rs p e r M o nt h 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 alot Q1 2014 alot Dec 2014 Angies List (*) Oprah (*)(*) Source Similarweb

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Summary An Internet Advertising Technology and Digital Publishing Business

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Inuvo Stock is Attractively Priced Inuvo trades at 1.1 times trailing twelve months sales - Peers trade at 1.8 times Company Symbol Price(*) Mkt Cap (MC) Enterprise Value (EV) Sales TTM EBITDA TTM MC/ Sales MC/ EBITDA EV/ EBITDA Angies List ANGI $5.05 $291.6 $275.8 $301.6 ($14.8) 1.0 NA NA Autobytel ABTL $9.92 $87.7 $85.8 $100.9 $6.8 0.9 12.9 12.6 Bluecora BCOR $13.85 $570.8 $534.9 $640.0 $107.7 0.9 5.3 5.0 Criteo CRTO $40.81 $2,350.0 $2,170.0 $742.7 $54.2 3.2 43.4 40.1 Digital River DRIV $25.84 $766.3 $515.9 $375.3 $35.7 2.0 21.5 14.5 Marchex MCHX $4.26 $175.8 $91.9 $189.0 $10.0 0.9 17.5 9.2 Millennial MM $1.61 $167.3 $97.1 $306.4 ($21.7) 0.5 NA NA Rocket Fuel FUEL $13.55 $559.6 $489.9 $354.7 ($29.5) 1.6 NA NA Rubicon RUBI $15.42 $536.8 $449.0 $111.6 ($10.2) 4.8 NA NA Travelzoo TZOO $8.86 $134.4 $75.2 $142.1 $16.3 0.9 8.3 4.6 XOXO Group XOXO $17.11 $431.5 $348.1 $139.2 $14.2 3.1 30.4 24.6 Average 1.8 20.0 15.8 Inuvo, Inc. INUV $2.33 $56.4 $56.4 $52.9 $4.8 1.1 11.7 11.7

Go to inuvo.com/investor-email to sign up today Download the inuvo App Investor Newsletter: Keeping Up With Inuvo Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.